UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2006

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The Registrant hereby furnishes the information set forth in its News Release, dated May 3, 2006, announcing operating results for the three months ended March 31, 2006 a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On May 4, 2006, the Registrant held a conference call and web cast with respect to its financial results for the three months ended March 31, 2006. The conference call scripts of James E. Perry, Treasurer; Timothy R. Wallace, Chairman, President, and Chief Executive Officer; D. Steven Menzies, Group President, Tank Car, Leasing and Services; and William A. McWhirter II, Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, and 99.5 respectively, and incorporated herein by reference. This information in not "filed" pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of the report on Form 8-k is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulations FD.

Item 7.01 Regulation FD Disclosure.

The Registrant hereby furnishes the information set forth in its News Release, dated May 3, 2006, announcing operating results for the three months ended March 31, 2006 a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On May 4, 2006, the Registrant held a conference call and web cast with respect to its financial results for the three months ended March 31, 2006. The conference call scripts of James E. Perry, Treasurer; Timothy R. Wallace, Chairman, President, and Chief Executive Officer; D. Steven Menzies, Group President, Tank Car, Leasing and Services; and William A. McWhirter II, Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, and 99.5 respectively, and incorporated herein by reference. This information in not "filed" pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of the report on Form 8-k is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulations FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

May 4, 2005	By:	Michael G. Fortado

Name: Michael G. Fortado
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release dated May 3, 2006 with respect to the operating results for the three months ended March 31, 2006.
99.2	Conference call script of May 4, 2006 for James E. Perry, Treasurer.
99.3	Conference call script of May 4, 2006 for Timothy R. Wallace, Chairman, President, and Chief Executive Officer.
99.4	Conference call script of May 4, 2006 for D. Stephen Menzies, Group President, Tank Car, Leasing and Services.
99.5	Conference call script of May 4, 2006 for William A. McWhirter II, Vice President and Chief Financial Officer.